Exhibit 99.1

Aeglea BioTherapeutics Expands Executive Leadership Team with Appointment of Industry Veterans Scott Burrows and Heidy Abreu King-Jones

Scott Burrows, former Arcutis Biotherapeutics CFO, assumes role as Chief Financial Officer

Heidy Abreu King-Jones, former Provention Bio CLO & Corporate Secretary, assumes role as Chief Legal Officer & Corporate Secretary

Appointments strengthen Aeglea’s leadership team and provides robust financial and corporate stewardship as the company advances a potentially best-in-class inflammatory bowel disease (IBD) portfolio, including parallel lead α4b7 and TL1A programs

WALTHAM, Mass., Sept. 5, 2023 – Aeglea BioTherapeutics, Inc. (“Aeglea”) (Nasdaq: AGLE), a biotechnology company advancing a pipeline of antibody therapeutics with the potential to transform the treatment of inflammatory bowel disease (“IBD”), today announced the appointment of Scott Burrows, as Chief Financial Officer and Heidy Abreu King-Jones as Chief Legal Officer and Corporate Secretary. Both will report to Cameron Turtle, Chief Operating Officer of Aeglea, and join the Company’s leadership team. Aeglea also announced that Jonathan Alspaugh, Aeglea’s current President and Chief Financial Officer, is expected to transition into a strategic advisory consulting role through December 31, 2023.

“Scott and Heidy both bring extraordinary expertise and leadership skills through their proven track records at public biopharma companies with both investigational and commercialized products,” said Cameron Turtle, DPhil. “As the company further aligns the organization with its overall strategy of creating a portfolio of potentially best-in-class therapies for patients with IBD, these leadership appointments help ensure we best serve our patients, partners, and investors. On behalf of the management team and Board of Directors, I would also like to thank Jonathan for his steadfast commitment to the company.”

Mr. Burrows is a veteran of the biopharma industry with more than two decades of diverse experience and a proven track-record in biopharmaceutical finance leadership roles spanning multiple public companies. He most recently served as the Chief Financial Officer of Arcutis Biotherapeutics, Inc. (“Arcutis”) (Nasdaq: ARQT) where he helped lead Arcutis through a successful initial public offering, several further equity and debt financings, and the transition to a fully integrated commercial-stage company. Prior to Arcutis, Mr. Burrows was the head of international investor relations for Shire, plc based in Switzerland. Earlier in his career, he spent 15 years at Amgen, Inc. in roles of increasing responsibility across financial planning and analysis, treasury, and investor relations. Mr. Burrows began his career at Arthur Andersen as a consultant after earning his BA and MBA from the University of California, Los Angeles, and is a licensed CPA (inactive).

Ms. King-Jones most recently served as the Chief Legal Officer and Corporate Secretary at Provention Bio, Inc. through various financings, the approval of Tzield®, the companies successful transition from clinical-stage to commercial-stage as well as its acquisition by Sanofi in April 2023. Prior to her leadership role at Provention Bio, she was a Senior Vice President, General Counsel and Corporate Secretary at Axcella Health Inc. where she was responsible for Axcella’s corporate legal function and strategy. From 2013 to 2018, she held positions of increasing responsibility in the legal department at Sarepta Therapeutics, Inc., including overseeing all Corporate Law matters as Senior Director, Corporate Law. While at Sarepta, she served as a member of the company’s commercial readiness working group and was responsible for the development of the compliance program, contract and other legal work for the launch of its first product, Exondys 51®. Ms. King-Jones began her legal career in the Securities & Public Companies Practice Group at Ropes & Gray LLP, where she represented private and publicly traded companies in the pharmaceutical, utility and technology industries. She holds a J.D. and LL.M in International and Comparative Law from Cornell Law School, and a B.A. from Dartmouth College.

In connection with the appointment of Mr. Burrows as Chief Financial Officer and Ms. King-Jones as Chief Legal Officer and Corporate Secretary and the hiring of three non-executive employees, a majority of the independent members of Aeglea’s Board of Directors approved the following grants: (i) a grant of stock options to purchase 10,121,441 shares of common stock of Aeglea (the “Common Stock”) to Mr. Burrows, (ii) a grant of 3,373,814 restricted stock units (the “Executive Inducement RSUs”) to Mr. Burrows, (iii) a grant of stock options to purchase 13,495,255 shares of Common Stock to Ms. King-Jones and (iv) grants of stock options to purchase an aggregate of 2,500,000 shares of Common Stock to the non-executive employees, in each case, as equity inducement awards under the Aeglea BioTherapeutics, Inc. 2018 Equity Inducement Plan. The inducement awards were approved on August 30, 2023 and were material to each employee’s acceptance of employment with Aeglea, in accordance with Nasdaq Listing Rule 5635(c)(4). The option grants have an exercise price equal to the closing price on September 1, 2023 (the “Grant Date”), expire on the tenth anniversary of the Grant Date and vest as to 25% on the first anniversary of the employee’s start date and in 36 equal monthly installments thereafter, in each case, subject to continuous service with Aeglea through the applicable vesting dates. The Executive Inducement RSUs vest in equal annual installments on the first four anniversaries of the employee’s start date, in each case, subject to continuous service with Aeglea through the applicable vesting dates.

About Aeglea BioTherapeutics

In June 2023, Aeglea completed the asset acquisition of Spyre Therapeutics, Inc. and shifted its disease focus to IBD. Aeglea is advancing a pipeline of antibody therapeutics with the potential to transform the treatment of IBD. The approaches combine novel antibody engineering, rational therapeutic combinations, and precision immunology approaches to maximize efficacy, safety, and convenience of treatments for IBD. The company’s portfolio includes potentially best-in-class antibodies targeting α4b7, TL1A, and IL-23.

Forward-Looking Statements

Certain statements in this press release, other than purely historical information, may constitute “forward-looking statements” within the meaning of the federal securities laws, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, concerning Aeglea and other matters. These forward-looking statements include, but are not limited to, express or implied statements relating to Aeglea’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, Aeglea’s business plans and the anticipated benefits of the management changes. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “opportunity,” “potential,” “milestones,” “pipeline,” “can,” “goal,” “aim,” “strategy,” “target,” “seek,” “anticipate,” “achieve,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “predict,” “project,” “should,” “will,” “would” and similar expressions (including the negatives of these terms or variations of them) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting Aeglea will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Aeglea’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited those uncertainties and factors described under the heading “Risk Factors” and “Note about Forward-Looking Statements” in Aeglea’s most recent Quarterly Report on Form 10-Q filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors included in other filings by Aeglea from time to time. Should one or more of these risks or uncertainties materialize, or should any of Aeglea’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this press release, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Aeglea does not undertake or accept any duty to release publicly any updates or revisions to any forward-looking statements. This press release does not purport to summarize all of the conditions, risks and other attributes of an investment in Aeglea.

Media Contact

Peg Rusconi, Verge Scientific Communications

prusconi@vergescientific.com

Investor Contact

Investors@aeglea.com

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